UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2017

FS Investment Corporation III

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-01047 (Commission File Number)	90-0994912 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

 Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Pursuant to the amended and restated investment advisory and administrative services agreement between FS Investment Corporation III (the “Company”) and FSIC III Advisor, LLC, its investment adviser (“FSIC III Advisor”), dated as of August 6, 2014 (the “Advisory Agreement”), the Company has agreed to pay FSIC III Advisor a base management fee of 2.0% of the average weekly value of the Company’s gross assets, payable on a quarterly basis in arrears, as well as incentive fees based on the performance of the Company’s portfolio. FSIC III Advisor has agreed, effective February 3, 2017, to permanently waive a portion of the base management fee to which it is entitled under the Advisory Agreement so that the fee received equals 1.75% of the average weekly value of the Company’s gross assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation III

Date: February 8, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President